UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 25, 2017, Navient Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 30, 2017, the record date for the Annual Meeting, 285,663,661 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 260,596,180 shares, or approximately 91.22%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 11 directors to hold office until the 2018 Annual Meeting of Shareholders and until their successors have been duly elected or appointed, as follows:

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
John K. Adams, Jr.	246,744,111	241,683	61,811	13,548,575	99.8%
Anna Escobedo Cabral	246,828,783	159,246	59,576	13,548,575	99.9%
William M. Diefenderfer, III	246,470,392	514,736	62,477	13,548,575	99.7%
Diane Suitt Gilleland	246,605,600	379,686	62,319	13,548,575	99.8%
Katherine A. Lehman	246,837,362	148,410	61,833	13,548,575	99.9%
Linda A. Mills	246,442,536	543,198	61,871	13,548,575	99.7%
John F. Remondi	246,789,948	194,699	62,958	13,548,575	99.9%
Jane J. Thompson	243,636,025	3,325,031	86,549	13,548,575	98.6%
Laura S. Unger	246,595,809	389,841	61,955	13,548,575	99.8%
Barry L. Williams	246,694,302	290,261	63,042	13,548,575	99.8%
David L. Yowan	246,690,632	289,421	67,552	13,548,575	99.8%

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, as follows:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
258,811,335	1,522,841	262,004		99.3%

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
239,991,460	6,874,356	181,789	13,548,575	97.1%

Proposal 4 – Proposal to Approve the Amended and Restated 2014 Navient Corporation Omnibus Incentive Plan. The Company’s shareholders approved the proposal, as follows:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
231,399,475	15,479,836	168,294	13,548,575	93.7%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 26, 2017	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer